UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
☒

Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Protalix BioTherapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)
Title of each class of securities to which transaction applies:

2)
Aggregate number of securities to which transaction applies:

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)
Proposed maximum aggregate value of transaction:

5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

1)
Amount Previously Paid:

2)
Form, Schedule or Registration Statement No:

3)
Filing Party:

4)
Date Filed:

October 17, 2018
Dear Stockholder,
We have issued a proxy statement asking our stockholders to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250 million to 350 million. Our Board of Directors has determined that the amendment is advisable and in the best interest of our company and our stockholders, and recommends that stockholders approve the amendment.
We currently have no specific plans, agreements or commitments to issue any shares of common stock for which approval of the proposed amendment is being sought. Rather, increasing the number of authorized shares will provide our company with greater flexibility in considering and planning for future business needs. The lack of available shares may leave us unable to pursue attractive business opportunities and meet our financial objectives. As a result, we believe that a continued delay in securing, or a failure to secure, stockholder approval to increase the authorized shares will jeopardize the financial viability of our company and diminish the value of your investment in the company.
Of the 250 million shares currently authorized, approximately 148.4 million shares are issued and outstanding and, as of September 30, 2018, a total of 77.1 million shares were reserved for issuance upon the conversion of our 7.50% senior secured convertible promissory notes and a total of 10.2 million shares were reserved for issuance upon the exercise of outstanding stock options. This leaves a total of 14.3 million shares available for future issuance or approximately 5.7% of our total outstanding shares.
Therefore, we are seeking stockholder approval to increase the number of authorized shares of common stock and we ask for your support in approving this proposal. Please take the opportunity to vote at this special meeting of stockholders.
Where to Find Additional Information
We have filed a definitive proxy statement with the U.S. Securities and Exchange Commission, or the SEC, on October 17, 2018 in connection with a special meeting of stockholders to be convened to approve the amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock authorized for issuance from 250 million to 350 million. The proxy statement and any supplements or amendments thereto are referred to as the Special Meeting Proxy Materials. The Special Meeting Proxy Materials contain important information about the Special Meeting. We urge you to read the Special Meeting Proxy Materials carefully. Stockholders are able to obtain free copies of the Special Meeting Proxy Materials and other documents we file with the SEC by through the web site maintained by the SEC at www.sec.gov and at http://phx.corporate-ir.net/phoenix.zhtml?c=101161&p=irol-sec.
Participants in the Solicitation
Protalix BioTherapeutics, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposal to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock. Information about our directors and executive officers, including a description of their interests, by security holdings or otherwise, is available in our Annual Report on Form 10-K for the year ended December 31, 2017, and our annual proxy statement filed with the SEC on March 6, 2018.
Sincerely,
Moshe Manor
President and Chief Executive Officer
2 Snunit Street, Science Park P.O.B. 455, Carmiel 20100, Israel
Tel: 972-4-988-9488 | Fax: 972-4-988-9489 | Web: www.protalix.com

October 17, 2018
Dear Stockholder,
We cordially invite you to attend the Special Meeting of Stockholders of Protalix BioTherapeutics, Inc. to be held at 1:00 p.m. on December 13, 2018 at the offices of our Israeli counsel, Horn & Co., Law Offices, Amot Investments Tower, 2 Weizmann Street, 24th Floor, Tel Aviv 6423902, Israel.
The attached notice of special meeting and proxy statement describe the business we will conduct at the meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held to:
•
approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000.

Please take the time to carefully read the proposal stockholders are being asked to consider and vote on.
Please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. Your vote is important, whether or not you attend the meeting in person. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting. If you decide to attend the meeting and vote in person, your proxy may be revoked at your request.
We appreciate your support and look forward to your attending the meeting.
Sincerely,
Yossi Maimon
Vice President and Chief Financial Officer
Corporate Secretary
2 Snunit Street, Science Park P.O.B. 455, Carmiel 20100, Israel
Tel: 972-4-988-9488 | Fax: 972-4-988-9489 | Web: www.protalix.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 13, 2018

To the Stockholders of Protalix BioTherapeutics, Inc.:
The Special Meeting of Stockholders of Protalix BioTherapeutics, Inc. will be held at the following time, date and place for the following purposes:
TIME:
1:00 p.m., Israel time

DATE:
December 13, 2018

PLACE:
Horn & Co., Law Offices, Amot Investments Tower, 2 Weizmann Street, 24th Floor, Tel Aviv 6423902, Israel

PURPOSES:
To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000.
This proposal is more fully described in the proxy statement that follows. You may vote at the meeting and any adjournments if you were the record owner of our common stock at the close of business on October 15, 2018. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Corporate Secretary at the above address.
Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or vote by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the special meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Carmiel, Israel October 17, 2018	Yossi Maimon Vice President and Chief Financial Officer and Corporate Secretary

Protalix BioTherapeutics, Inc.
2 Snunit Street, Science Park
P.O. Box 455
Carmiel 20100, Israel
972-4-988-9488

PROXY STATEMENT FOR PROTALIX BIOTHERAPEUTICS, INC.
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 13, 2018

GENERAL INFORMATION ABOUT THE SPECIAL MEETING
Why Did You Send Me this Proxy Statement?
We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Protalix BioTherapeutics, Inc. is soliciting your proxy to vote at the Special Meeting of Stockholders and any adjournments of the meeting to be held at 1:00 p.m., Israel time, on December 13, 2018 at the offices of our Israeli counsel, Horn & Co., Law Offices, Amot Investments Tower, 2 Weizmann Street, 24th Floor, Tel Aviv 6423902, Israel. This proxy statement, along with the accompanying Notice of Special Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting. We anticipate that on or about October 26, 2018, we will begin sending this proxy statement, the attached Notice of Special Meeting and the form of proxy enclosed to all stockholders entitled to vote at the meeting.
Who Can Vote?
Only holders of record of our common stock, par value $0.001 per share, on October 15, 2018, the record date, are entitled to vote at the special meeting. On the record date, there were 148,360,061 shares of our common stock outstanding and entitled to vote. The common stock is currently our only outstanding class of voting stock.
You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting.
How Many Votes Do I Have?
Each share of common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the special meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the special meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, or you have stock certificates, you may vote:
•
By mail.   Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•
By Internet or by telephone.    Follow the instructions attached to the proxy card to vote by Internet or telephone.

•
In person at the meeting.    If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), but not including shares held through a Tel Aviv Stock Exchange Clearing House Ltd. (“TASE”) member, you must provide the bank, broker or other nominee with instructions on how to vote your shares and can generally do so as follows:
•
By mail.   You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
By Internet or by telephone.    Follow the instructions you receive from your broker to vote by Internet or telephone.

•
In person at the meeting.    Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

If you own shares that are traded through the TASE, you may vote your shares in one of the following two ways:
•
By mail.    Complete, sign and date the proxy card and attach to it an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on October 15, 2018, the record date for voting, and return the proxy card or voting instruction form, along with the ownership certificate, to our designated address for that purpose in Israel, 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

•
In person at the meeting.    Attend the meeting, where ballots will be provided. If you choose to vote in person at the meeting, you need to bring an ownership certificate from the TASE Clearing House member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on October 15, 2018, the record date for voting. If the TASE member holding your shares is not a TASE Clearing House member, please make sure to include an ownership certificate from the TASE Clearing House member in which name your shares are registered.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact our proxy advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
+1 (833) 786-6488 (toll free in the United States)
What am I Voting On?
You are voting:
•
To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000.

How does the Board of Directors Recommend that I Vote at the Meeting?
The Board of Directors recommends that you vote as follows:
•
“FOR” the amendment to our Certificate of Incorporation, as amended, to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000 as described in “Proposal: Amendment to Increase the Number of Authorized Shares of Common Stock” section in this proxy statement.

If any other matter is properly presented at the meeting or any adjournment, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.
What Constitutes a Quorum for the Meeting?
Of the 148,360,061 shares of common stock outstanding as of the record date, the holders of at least one-third (1∕3) of those shares, or at least 49,453,354 shares, must be present at the meeting in person or represented by proxy to hold the meeting and conduct business. Once a quorum is established at a meeting, it shall not be broken by the withdrawal of enough votes to leave less than a quorum. Shares held by stockholders of record who are present at the meeting in person or by proxy are counted for purposes of determining whether a quorum exists. Abstentions and “broker non-votes” are also counted as present and entitled to vote for purposes of determining whether a quorum exists. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
What are the Voting Requirements to Approve the Proposal?
Amendment to Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to amend our Certificate of Incorporation, as amended, to increase the number of shares of our common stock authorized for issuance from 250,000,000 to 350,000,000. The affirmative vote of a majority of the shares of our common stock outstanding and entitled to vote at the special meeting is required to approve the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 250,000,000 to 350,000,000. Abstentions will have the same effect as an “against” vote. If a broker does not have the authority to vote customers’ non-voted shares held by the firm in street name, such broker non-votes will have the same effect as an “against” vote.
How are My Votes Cast when I Sign and Return a Proxy Card?
When you sign the proxy card or submit your proxy by telephone or over the Internet, you appoint Moshe Manor, our president and chief executive officer, and Yossi Maimon, our vice president and chief financial officer, as your representatives at the meeting. Either Moshe Manor or Yossi Maimon will vote your shares at the meeting as you have instructed them on the proxy card. Each of such persons may appoint a substitute for himself.
Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card or submit your proxy by telephone or over the Internet in advance of the meeting in case your plans change. This way, your shares will be voted by you whether or not you actually attend the meeting.
May I Revoke My Proxy?
If you give us your proxy, you may revoke it at any time before it is voted at the meeting. There will be no double counting of votes. You may revoke your proxy in any one of the following ways:
•
entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions);

•
if your shares are held in street name, re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);

•
notifying our Corporate Secretary, Yossi Maimon, in writing before the special meeting that you have revoked your proxy; or

•
attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Can my broker vote my shares for me?
A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the matter is not routine and such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the special meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, the approval, in accordance with Section 713(a) of the NYSE American Company Guide, of the amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock is a routine matter and, therefore, may be voted upon by brokers without instruction from beneficial owners.
What if I Receive More than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
What if I do not Vote for the Matter Listed on My Proxy Card?
If you return your proxy card without indicating your vote, your shares will be voted for the amendment of our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock.
Will My Shares be Voted if I do not Return My Proxy Card and do not Attend the Special meeting?
If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”.
If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your shares on certain routine matters scheduled to come before the meeting even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.
Is Voting Confidential?
Yes. Only the inspector of elections and our employees that have been assigned the responsibility for overseeing the legal aspects of the special meeting, and Alliance Advisors LLC, our proxy solicitor, will have access to your proxy card. The inspector of elections will tabulate and certify the vote. Any comments written on the proxy card will remain confidential unless you ask that your name be disclosed.
What are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Alliance Advisors LLC to assist it in soliciting proxies for the special meeting. We will pay Alliance Advisors a base fee of  $8,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance Advisors will be approximately $50,000.
Could other Matters be Decided at the Special Meeting?
We do not know of any other matters that will be considered at the special meeting. If any other matters arise at the special meeting at or by the direction of the board of directors, the proxies will be voted at the discretion of the proxy holders.

What Happens if the Special Meeting is Postponed or Adjourned?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.
Do I Need a Ticket to Attend the Special Meeting?
Yes, you will need an admission ticket or proof of ownership of common stock to enter the special meeting. If you are a stockholder of record, your admission ticket is the bottom half of the proxy card sent to you. If you plan to attend the special meeting, please so indicate when you vote and bring the ticket with you to the special meeting. If your shares are held in the name of a bank, broker or other holder of record, your admission ticket is the left side of your voting information form. If you do not bring your admission ticket, you will need proof of ownership to be admitted to the special meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the special meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of our Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, as of October 1, 2018, regarding beneficial ownership of our common stock:
•
each person who is known by us to own beneficially more than 5% of our common stock;

•
each director;

•
each of our Chief Executive Officer, our Executive Vice President, Research and Development, our Senior Vice President, Product Development, our Vice President and Chief Financial Officer and our Senior Vice President, Operations; and

•
all of our directors and executive officers collectively.

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by each of them. For purposes of this table, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from October 1, 2018 upon exercise of options, warrants and convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable within such 60 days from such date have been exercised. The information set forth below is based upon information obtained from the beneficial owners, upon information in our possession regarding their respective holdings and upon information filed by the holders with the U.S. Securities and Exchange Commission. The percentages of beneficial ownership are based on 148,301,238 shares of our common stock outstanding as of October 1, 2018.
The address for all directors and officers is c/o Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel, Israel, 20100.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (%)
Board of Directors and Executive Officers
Shlomo Yanai(1)	150,000	*
Moshe Manor(2)	950,000	*
Amos Bar Shalev	1,680	*
Zeev Bronfeld(3)	2,162,481	1.5
Aharon Schwartz, Ph.D.	—	—
David Granot	—	—
Einat Brill Almon, Ph.D.(4)	533,750	*
Yossi Maimon(5)	543,750	*
Yaron Naos(6)	408,313	*
Yoseph Shaaltiel, Ph.D.(7)	1,231,541	*
All executive officers and directors as a group (10 persons)(8)	5,981,515	4.0
5% Holders
Citigroup Global Markets Inc.(9)	9,390,588	6.0
Highbridge Capital Management LLC(10)	16,459,608	9.99
UBS O’Connor LLC(11)	9,411,764	6.0

*
less than 1%.

(1)
Consists of 150,000 shares of our common stock issuable upon exercise of vested outstanding options.

(2)
Consists of 50,000 outstanding shares of our common stock and 900,000 shares of our common stock issuable upon exercise of outstanding options within 60 days of October 1, 2018. Does not include 1,300,000 shares of our common stock underlying options that will not vest within 60 days of October 1, 2018.

(3)
Consists of shares of our common stock held by EBC Holdings Ltd., an investment company wholly-owned by Mr. Bronfeld.

(4)
Consists of 185,000 outstanding shares of our common stock and 348,750 shares of our common stock issuable upon exercise of outstanding vested options. Does not include 731,250 shares of our common stock underlying options that will not vest within 60 days of October 1, 2018.

(5)
Consists of 195,000 outstanding shares of our common stock and 348,750 shares of our common stock issuable upon exercise of outstanding vested options. Does not include 731,250 shares of our common stock underlying options that will not vest within 60 days of October 1, 2018.

(6)
Consists of 199,563 outstanding shares of our common stock held and 208,750 shares of our common stock issuable upon exercise of outstanding options. Does not include 606,250 shares of our common stock underlying options that will not vest within 60 days of October 1, 2018.

(7)
Consists of 795,916 outstanding shares of our common stock and 435,625 shares of our common stock issuable upon exercise of outstanding options. Does not include 734,375 shares of our common stock underlying options that will not vest within 60 days of October 1, 2018.

(8)
Consists of 3,589,640 outstanding shares of our common stock and 2,391,875 shares of our common stock issuable upon exercise of outstanding options within 60 days of October 1, 2018. Does not include 4,103,125 shares of our common stock underlying options that will not vest within 60 days of October 1, 2018.

(9)
Based solely on a Form 13F-HR filed by Citigroup Inc. (“Citigroup”) on August 10, 2018 for the period ended June 30, 2018 on behalf of Citigroup and other institutional investment managers. Consists of 9,390,588 shares of our common stock issuable upon conversion of convertible notes. The address for Citigroup is 388 Greenwich Street, New York, NY 10013.

(10)
Based solely on a Form 13F-HR filed by Highbridge Capital Management LLC (“Highbridge”) on August 14, 2018 for the period ended June 30, 2018. Represents shares of common stock underlying convertible notes held by funds managed by Highbridge. As of June 30, 2018, funds managed by Highbridge held, in the aggregate, $17,665,000 principal amount of our 7.50% convertible notes due 2021. All such notes are subject to a blocker provision of such notes pursuant to which the holder of each such note does not have the right to convert the note to the extent that such conversion would result in beneficial ownership by the holder thereof, together with any persons whose beneficial ownership of the common stock would be aggregated with such holder’s for purposes of Section 13(d) or Section 16 of Exchange Act of more than 9.99% of the common stock, and, accordingly, the disclosed amounts do not include shares of common stock issuable upon the convertible notes to the extent that would exceed the blocker provision. The principal business office of Highbridge is 40 West 57th Street, 32nd Floor, New York, New York 10019.

(11)
Based solely on a Form 13F-HR filed by UBS O’Connor LLC (“O’Connor”) on August 14, 2018 for the period ended June 30, 2018 and a Schedule 13G/A filed on February 13, 2018 for December 31, 2017 by O’Connor, Kevin Russell (“Mr. Russell”) and Andrew Martin (“Mr. Martin”). O’Connor serves as the investment manager to each of  (1) Nineteen77 Global Multi-Strategy Alpha (Levered) Master Limited (“GLEA XL”) and (2) Nineteen77 Global Multi-Strategy Alpha Master Limited (formerly O’Connor Global Multi-Strategy Alpha Master Limited, “GLEA”, and together with GLEA XL, collectively, the “O’Connor Funds”). In such capacity, O’Connor exercises voting and investment power over the shares of common stock held for the account of each of the O’Connor Funds. Mr. Russell is the Chief Investment Officer of O’Connor and Mr. Martin is a Portfolio Manager for O’Connor, and each also exercises voting and investment power over the shares of common stock held for the account of the O’Connor Funds. As a result, each of O’Connor, Mr. Russell and Mr. Martin may be deemed to have beneficial ownership of the shares of common stock held for the account of the O’Connor Funds. Represents shares of common stock underlying convertible notes held by funds managed by O’Connor. As of June 30, 2018, funds managed by O’Connor held, in the aggregate, $8,000,000 principal amount of our 7.50% convertible notes due 2021. The address of O’Connor is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606.

PROPOSAL: AMENDMENT TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK
On August 9, 2018, our Board of Directors authorized and approved an amendment to our Certificate of Incorporation, as amended (“Certificate”), that would increase the number of authorized shares of our common stock from 250,000,000 to 350,000,000 (the “Amendment”). Our Board of Directors determined that the Amendment is advisable and in the best interest of our company and our stockholders, and recommends that stockholders approve the Amendment.
Under Delaware General Corporation Law, we are required to obtain the affirmative vote of the holders of a majority of our outstanding shares of common stock in order to give effect to the Amendment. Approximately 59% of our outstanding shares of common stock were voted at our 2018 Annual Meeting of Stockholders, and nearly 78% of the voted shares of common stock were voted in favor of the Amendment. At our Special Meeting of Stockholders held on October 19, 2017, approximately 40% of our outstanding shares of common stock were voted, and more than 85% of the voted shares of common stock were voted in favor of the Amendment. Unfortunately, in each case, despite repeated overwhelming support from voting stockholders, the amount of shares affirmatively voted in favor of the Amendment did not reach the required majority of our outstanding shares of common stock. Accordingly, we must again seek the affirmative vote of the holders of a majority of our outstanding shares of common stock in order to give effect to the Amendment. IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES ON THIS PROPOSAL, THE BOARD OF DIRECTORS REQUESTS THAT YOU TAKE THE OPPORTUNITY TO VOTE AT THIS SPECIAL MEETING OF STOCKHOLDERS IN ORDER TO AVOID JEOPARDIZING THE FINANCIAL VIABILITY OF THE COMPANY AND DIMINISHING THE VALUE OF YOUR INVESTMENT IN THE COMPANY.
Shares Available for Future Issuance and Consequences for Company
The Certificate currently authorizes the issuance of 250,000,000 shares of common stock. As of October 15, 2018, there were 148,360,061 shares of common stock issued and outstanding. Additionally, as of September 30, 2018, a total of 77.1 million shares of common stock were reserved for issuance upon the conversion of our 7.50% senior secured convertible promissory notes and a total of 10.2 million shares were reserved for issuance upon the exercise of outstanding stock options.
As a result, as of September 30, 2018, we only had a total of 14.3 million shares of common stock available for future issuance or approximately 5.7% of our total outstanding shares, which impairs the Company’s ability to raise capital through offerings as well as to enter into collaboration or licensing arrangements that may involve equity issuances as a component of consideration.
Purpose of the Amendment
As noted above, the lack of shares available for future issuance significantly impedes and undermines our ability to raise capital in the future, including in connection with potential collaborations, and leaves us with very limited flexibility with respect to the management of our capital structure. Increasing the number of authorized shares of common stock available for future issuance will provide our company with greater flexibility in considering and planning for future business needs.
If we again are unable to convince a sufficient number of our stockholders to vote at this Special Meeting of Stockholders or this proposal is not otherwise approved, our ability to pursue attractive business and financial objectives will be limited. As a result, we believe that a continued delay in securing, or a failure to secure, stockholder approval of this proposal will jeopardize the financial viability of our company and diminish the value of your investment in the company.
Potential Uses for Available Shares
We anticipate that we may issue shares of common stock in the future in connection with one or more of the following:
•
issuances in connection with partnerships, strategic investments, acquisitions, collaborations and other similar transactions;

•
financing transactions, such as public or private offerings, to fund our ongoing business objectives and capital expenditures;

•
issuances under our stock incentive plan to retain and incentive management;

•
issuances in connection with strategic investments;

•
acquisitions;

•
stock dividends;

•
stock splits; and

•
any other proper corporate purpose.

If additional authorized shares of common stock are available, transactions dependent upon the issuance of additional shares would be less likely to be impeded or undermined by delays and uncertainties occasioned by the need to obtain prior stockholder authorization. Our Board of Directors believes the additional authorized shares will provide us with needed flexibility to issue shares of common stock in the future without the potential expense and delay incident to obtaining stockholder approval for a particular issuance.
If approved, our Board of Directors will have the discretion to issue the shares of common stock without further stockholder action, except as may be required for a particular transaction by applicable law or regulation, or the NYSE American Company Guide. As of the date of this Proxy Statement, we have no specific plans, agreements or commitments to issue any shares of common stock for which approval of the proposed Amendment is required, except as described herein.
Possible Effects of the Amendment
The issuance of additional shares of common stock in connection with a future transaction may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. However, in connection with any future transaction, the Board of Directors would assess the merits of the transaction and consider, among other things, its potential dilutive effect. Also, we will continue to be required to comply with applicable NYSE American Company Guide rules that require stockholder approval to be obtained in connection with certain dilutive issuances.
Neither the Delaware General Corporation Law, the Certificate, nor our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
The text of the proposed Amendment is set forth in Exhibit A attached to this Proxy Statement, and this discussion is qualified in its entirety by reference to Exhibit A. If this proposed Amendment is approved by the stockholders, it will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. We expect to file the Certificate of Amendment promptly upon approval by our stockholders. In accordance with the Delaware General Corporation Law, however, our Board of Directors may elect to abandon the Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the Amendment.
Our Board of Directors recommends that stockholders vote “FOR” the approval of the Amendment to the Certificate of Incorporation, as amended, to Increase the Number of Authorized Shares of Common Stock from 250,000,000 to 350,000,000 as disclosed in this proxy statement and as described in this “Proposal: Amendment to Increase the Number of Authorized Shares of Common Stock.”

SOLICITATION OF PROXIES
We have engaged Alliance Advisors LLC to assist us in soliciting proxies for the special meeting. We will pay Alliance Advisors a base fee of  $8,000, plus reasonable out-of-pocket expenses, plus an additional fee based upon the number of contacts with stockholders made and work performed. We estimate the total amount payable to Alliance Advisors will be approximately $50,000. Our officers, directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We will pay all of the costs of soliciting these proxies.
If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the special meeting, please contact our proxy advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
+1 (833) 786-6488 (toll free in the United States)
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are stockholders of our Company will be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report (for annual meetings) in the future, such stockholder may (1) notify its broker or (2) direct its written request to: Yossi Maimon, Corporate Secretary, Protalix BioTherapeutics, Inc., 2 Snunit Street, Science Park, P.O. Box 455, Carmiel 20100, Israel, +972 (4) 988-9488, ext. 143. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement to such stockholders at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS
Our Board of Directors knows of no other business to be acted upon at the special meeting. However, if any other business properly comes before the Special meeting of Stockholders, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.
The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the special meeting please sign the proxy and return it in the enclosed envelope or vote by internet or telephone.
BY ORDER OF THE BOARD OF DIRECTORS,
Yossi Maimon
Vice President and Chief Financial Officer and
Corporate Secretary
Carmiel, Israel
October 17, 2018

Appendix A

SECOND CERTIFICATE OF AMENDMENT TO
CERTIFICATE OF INCORPORATION OF
PROTALIX BIOTHERAPEUTICS, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Protalix BioTherapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.
The name of the corporation is Protalix BioTherapeutics, Inc. (the “Corporation”). The Certificate of Incorporation of the Corporation was filed with the Secretary of the State of Delaware on March 30, 2016, as amended by that Certificate of Amendment dated August 15, 2016 (the “Certificate of Incorporation”).

2.
This Certificate of Amendment to Certificate of Incorporation of the Corporation was duly adopted by the Board of Directors of the Corporation pursuant to a resolution setting forth the proposed amendment of the Certificate of Incorporation and declaring said amendment to be advisable.

3.
Article III of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

The Corporation is authorized to issue the following shares of capital stock: (a) 350,000,000 shares of common stock, par value $.001 per share (the “Common Stock”); and (b) 100,000,000 shares of preferred stock, par value $.0001 per share (the “Preferred Stock”). The voting rights, the rights of redemption and other relative rights and preferences of the Preferred Stock shall be established by the Board of Directors.
The Board of Directors may authorize the issuance of such stock to such persons upon such terms and for such consideration in cash, property or services as the Board of Directors may determine and as may be allowed by law. The just valuation of such property or services shall be fixed by the Board of Directors. All such stock when issued shall be fully paid and exempt from assessment.
4.
The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[Remainder of this page intentionally left blank.]
A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be signed by its duly authorized President and Chief Executive Officer this    day of            , 2018.
PROTALIX BIOTHERAPEUTICS, INC.
By:

Moshe Manor
President and Chief Executive Officer
A-2

t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t PROTALIX BIOTHERAPEUTICS, INC. 2 Snunit Street Science Park POB 455 Carmiel, Israel 20100 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Moshe Manor and Yossi Maimon as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Protalix BioTherapeutics, Inc. held of record by the undersigned on October 15, 2018, at the Special Meeting of Stockholders to be held on December 13, 2018, or any adjournment or postponement thereof. (Continued and to be marked, dated and signed on the other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held December 13, 2018. The Notice of Meeting, Proxy Statement and Proxy Card are available at: http://www.viewproxy.com/protalix/2018SM

t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t I plan to attend the meeting o Date:___________________________________________________________ _______________________________________________________________ Signature _______________________________________________________________ Signature (if held jointly) NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. CONTROL NUMBER Please mark your votes like this x Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) o PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone INTERNET Vote Your Shares on the Internet: Go to www.AALVote.com/PLX Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Shares by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL. To approve an amendment to our Certificate of Incorporation to increase the number of shares of our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting of Stockholders. FOR AGAINST ABSTAIN o o o SCAN TO VIEW MATERIALS & VOTE w CONTROL NUMBER